EXHIBIT No. 24

                                    POWER OF ATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                       /s/ Norman I. Botwinik
                                                      --------------------------
                                                           Norman I. Botwinik


         February 18, 1997

                                                                 EXHIBIT No. 24

                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/ Aaron I. Fleischman
                                                      --------------------------
                                                          Aaron I. Fleischman


         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/  James C. Goodale
                                                      --------------------------
                                                           James C. Goodale


         February 18, 1997

                                                                 EXHIBIT No. 24

                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/ Stanley Harfenist
                                                      --------------------------
                                                          Stanley Harfenist


         February 18, 1997

                                                                 EXHIBIT No. 24

                                     POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/  Andrew N. Heine
                                                      --------------------------
                                                           Andrew N. Heine


         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/ Elwood A. Rickless
                                                      --------------------------
                                                          Elwood A. Rickless


         February 18, 1997

                                                                 EXHIBIT No. 24

                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/  John L. Schroeder
                                                      --------------------------
                                                           John L. Schroeder


         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/   Robert D. Siff
                                                      --------------------------
                                                            Robert D. Siff


         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/  Robert A. Stanger
                                                      --------------------------
                                                           Robert A. Stanger



         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                   /s/ Charles H. Symington, Jr.
                                                   -----------------------------
                                                        Charles H.Symington, Jr.


         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/   Edwin Tornberg
                                                      --------------------------
                                                            Edwin Tornberg



         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for him in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                       /s/   Leonard Tow
                                                      --------------------------
                                                             Leonard Tow


         February 18, 1997

                                                                 EXHIBIT No. 24


                                    POWEROFATTORNEY


              KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Citizens Utilities Company constitutes and appoints Robert J. DeSantis and Livingston E. Ross, jointly and severally, for her in any and all capacities to sign on Form 10-K for the fiscal year 1996 for Citizens Utilities Company, and any and all amendments to said Form 10-K, and to file the same, with the Securities and Exchange Commission, hereby ratifying and conforming all that each of said attorneys-in-fact, or his substitute or substitutes may do or cause to be done by virtue hereof.


                                                      /s/     Claire Tow
                                                      --------------------------
                                                              Claire Tow


         February 18, 1997